                                                                      EXHIBIT 10




                                 ARTHUR ANDERSEN LLP




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-56790 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

                                             /s/ Arthur Andersen LLP


Hartford, Connecticut
September 28, 1998